UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22448

American Funds Tax-Exempt Fund of New York

(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower

San Francisco, California 94120

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: January 31, 2013

Steven I. Koszalka

American Funds Tax-Exempt Fund of New York

P.O. Box 7650, One Market, Steuart Tower

San Francisco, California 94120

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds Tax-Exempt Fund of New York®

Semi-annual report for the six months ended January 31, 2013

American Funds Tax-Exempt Fund of New York seeks to provide a high level of current income exempt from regular federal, New York state and New York City income taxes. Its secondary objective is preservation of capital.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company, SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2012 (the most recent calendar quarter-end):

		Since fund’s inception
Class A shares	1 year	(November 1, 2010)

Reflecting 3.75% maximum sales charge	4.19%	5.20%

The total annual fund operating expense ratio was 0.76% for Class A shares as of the prospectus dated October 1, 2012.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Visit americanfunds.com for more information.

Results for other share class results can be found on page 28.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. The fund is more susceptible to factors adversely affecting issuers of its state’s tax-exempt securities than a more widely diversified municipal bond fund. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

We are pleased to present you with this report on the first half of American Funds Tax-Exempt Fund of New York’s fiscal year. The period was characterized by generally strong demand for municipal bonds, near-record-low yields and moderating supply.

For the six months ended January 31, 2013, the fund produced a total return of 2.1%. That return surpassed the 1.7% gain of its primary benchmark, the unmanaged Barclays New York Municipal Index. The index, which has no expenses, measures the market for investment-grade tax-exempt bonds issued in New York. The fund’s result was in line with the 2.1% total return of the Lipper New York Municipal Debt Funds Average, a peer group measure.

A key component of the fund’s total return is regular income. During the period, the fund generated a steady stream of monthly dividends totaling about 16 cents a share. This represented a tax-exempt income return of 1.4% for investors who reinvested dividends. To match this, an investor in the 43.25% combined effective federal, New York state and New York City tax bracket* would have had to earn 2.5% from a taxable investment. Those who elected to take dividends in cash recorded a similar income return.

*	The combined federal, New York state and New York City tax rate noted above is an “effective” tax rate, based on 2012 rates, reflecting the deductibility of state and local taxes on federal tax returns. The fund did not pay capital gain distributions.

Results at a glance

For periods ended January 31, 2013 (with all distributions reinvested)

	Total returns		Average annual total returns
	Six months	1 year	Lifetime (since 11/1/10)
American Funds Tax-Exempt Fund of New York (Class A)	2.09%	5.72%	7.05%
Barclays New York Municipal Index†	1.65	4.36	5.49
Lipper New York Municipal Debt Funds Average	2.11	5.49	5.75

†	The index is unmanaged and, therefore, has no expenses.

American Funds Tax-Exempt Fund of New York	1

Municipal market overview

For the six months ended January 31, 2013, the overall U.S. municipal bond market continued to advance, adding to considerable gains from the previous year. The rally was propelled, in part, by the Federal Reserve’s plans to provide additional stimulus measures and hold interest rates near zero until unemployment falls below 6.5%. In part, investors were drawn to the municipal bond market by the relative attractiveness of some tax-exempt yields compared with U.S. Treasuries and other taxable securities.

Relatively low issuance of municipal securities and strong flows into muni bond funds also helped drive up prices. In general, returns for higher yielding, lower rated securities exceeded those of higher rated investment-grade bonds. Returns for longer duration bonds led those of shorter term bonds.

The market sold off in December as investors focused on several issues, including fiscal-cliff negotiations between President Obama and congressional leaders. In addition, investors grew concerned that the tax status of municipal bonds was under review. These concerns proved unfounded, however, and the broad municipal market generated positive returns in January.

In New York, the state unemployment rate was 8.2% in December, above the national average of 7.8%, according to the U.S. Bureau of Labor Statistics. However, the state has seen a decrease of 0.5 percentage points in its unemployment rate since July 2012. In October, Hurricane Sandy had a substantial impact on the state, particularly New York City and Long Island. The New York State comptroller has estimated that the economic impact from Sandy could exceed $18 billion for New York state.

Shortly before the end of the period, Gov. Andrew Cuomo issued a $142.6 billion state budget proposal for fiscal 2013 that would increase state operating funds by 1.6%. The budget, which does not offer an increase in aid to struggling upstate cities, has been criticized by some state lawmakers. Upstate political leaders have been pushing for the state to provide greater aid to cities confronted with rising pension and health care costs and shrinking populations.

How the fund responded

The fund continues to be broadly diversified, with holdings spanning the credit spectrum and representing most major sectors in the New York tax-exempt bond market. As has been the case since the fund’s inception, portfolio counselors have focused chiefly on revenue bonds — securities supporting essential infrastructure projects. Bonds issued by colleges and universities and hospital facilities were among the fund’s heaviest concentrations.

During the first half of the fiscal year, the fund received positive contributions from virtually every sector of the market. The fund lost ground in December, however, when interest rates rose briefly as investors focused on fiscal negotiations in Washington, D.C. Contributing to the negative return in December was the fund’s small position of securities issued by Puerto Rico. These holdings, which are tax-exempt for New York investors, were adversely affected after Puerto Rico’s credit rating was downgraded by Moody’s.

2	American Funds Tax-Exempt Fund of New York

Tax-exempt yields vs. taxable yields¹

Find your estimated 2012 taxable income below to determine your combined federal and New York state tax rate,² then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund’s 2.74% tax-exempt distribution rate³ at January 31. For example, investors with a taxable income of $160,000 would need a taxable distribution rate of 4.08% to match the fund’s distribution rate.

If your taxable income is ...						... then your	The fund’s tax-exempt
						combined federal	distribution rate of
						and New York state	2.74% is equivalent to
Single			Joint			tax rate is ...	a taxable rate of ...
$0	—	8,000	$0	—	16,000	13.60%	3.17%
8,001	—	8,700	16,001	—	17,400	14.05	3.19
8,701	—	11,000	17,401	—	22,000	18.83	3.38
11,001	—	13,000	22,001	—	26,000	19.46	3.40
13,001	—	20,000	26,001	—	40,000	20.02	3.43
20,001	—	35,350	40,001	—	70,700	20.48	3.45
35,351	—	75,000	70,701	—	142,700	29.84	3.91
75,001	—	85,650		N/A		29.99	3.91
	N/A		142,701	—	150,000	32.64	4.07
85,651	—	178,650	150,001	—	217,450	32.79	4.08
178,651	—	200,000	217,451	—	300,000	37.46	4.38
200,001	—	388,350	300,001	—	388,350	37.59	4.39
388,351	—	1,000,000	388,351	—	2,000,000	39.45	4.53
	Over 1,000,000			Over 2,000,000		40.73	4.62

¹	Income generated by the fund’s investments is also generally exempt from New York City taxes, offering additional tax advantages to New York City residents.

²	Based on 2012 federal and New York state tax rates. (State rates from 4.00% to 8.82% are individually calculated for each bracket. The federal brackets are expanded to include additional state brackets.) The effective combined tax rates assume full deductibility of state taxes.

³	The distribution rate is based on dividends paid over the last 12 months divided by the maximum offering price as of January 31, 2013. Capital gain distributions, if any, are added back at the maximum offering price to determine the rate.

The fund’s 30-day yield for Class A shares as of February 28, 2013, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.82% (1.74% without the reimbursement). (For investors in the 43.25% combined federal, New York state and New York City tax bracket, this is equivalent to a taxable yield of 3.21% — 3.07% without the reimbursement.) The fund’s 12-month distribution rate for Class A shares as of that date was 2.73%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

American Funds Tax-Exempt Fund of New York	3

Looking ahead

While the state and national economies have shown improvement, many municipal governments continue to face considerable budget strains. Given these challenges, we are maintaining a cautious outlook on general obligation (G.O.) bonds, particularly those issued by cities and local municipalities. That said, the investment professionals who manage your fund are regularly reviewing both state- and local-issued G.O. bonds in search of potentially attractive opportunities.

The broad municipal bond market has had a strong rally over the past two years, and with interest rates still near historic lows we are paying careful attention to risks and to the fund’s duration. Nevertheless, we believe we are finding a number of potential long-term opportunities in today’s market. What’s more, given that federal tax rates have gone up for some high-income investors, in today’s low-yield environment we believe investors should be particularly aware of the tax status of their fixed-income investments.

We are grateful for the trust you have placed in us and look forward to reporting back to you at the close of the fiscal year.

Cordially,

Karl J. Zeile

President

March 18, 2013

For current information about the fund, visit americanfunds.com.

4	American Funds Tax-Exempt Fund of New York

Investment portfolio January 31, 2013	unaudited

Quality ratings*

*	Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (at left) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies.

Bonds & notes — 91.18%	Principal amount (000)	Value (000)	Percent of net assets
New York — 82.24%
State issuers — 44.02%
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Obligated Group, Rev. Ref. Bonds, Series 2011-A, 5.00% 2032	$1,500	$1,693	1.25%
Dormitory Auth., Consolidated Service Contract Rev. Ref. Bonds, Series 2010, 5.00% 2020	500	620
Dormitory Auth., Lease Rev. Ref. Bonds (State University Educational Facs. Issue), Series 2003, XLCA insured, 5.25% 2032 (put 2013)	1,000	1,021	2.09
Dormitory Auth., School Districts Rev. Bond Fncg. Program Rev. Ref. Bonds, Series 2011-A, 5.00% 2024	1,000	1,182
Dormitory Auth., Fordham University Rev. Bonds, Series 2011-A, 5.50% 2036	1,000	1,176	.87
Dormitory Auth., Lease Rev. Bonds (State University Dormitory Facs. Issue), Series 2010-A, 5.00% 2035	1,000	1,142
Dormitory Auth., Lease Rev. Bonds (State University Dormitory Facs. Issue), Series 2011-A, 5.00% 2041	1,000	1,135
Dormitory Auth., Third General Resolution Rev. Ref. Bonds (State University Educational Facs. Issue), Series 2012-A, 5.00% 2020	1,000	1,229	3.47
Dormitory Auth., Third General Resolution Rev. Ref. Bonds (State University Educational Facs. Issue), Series 2012-A, 5.00% 2030	1,000	1,187
Dormitory Auth., Miriam Osborn Memorial Home Association Rev. Ref. Bonds, Series 2012, 5.00% 2042	970	1,033	.76
Dormitory Auth., Mount Sinai School of Medicine of New York University, Rev. Ref. Bonds, Series 2010-A, 5.00% 2021	1,000	1,181	.87
Dormitory Auth., New School Rev. Bonds, Series 2010, 5.25% 2021	500	601
Dormitory Auth., New School Rev. Bonds, Series 2010, 5.50% 2040	500	573	.87

American Funds Tax-Exempt Fund of New York	5

Bonds & notes	Principal amount (000)	Value (000)	Percent of net assets
State issuers (continued)
Dormitory Auth., NYU Hospitals Center Rev. Bonds, Series 2011-A, 6.00% 2040	$1,000	$1,181	.87%
Dormitory Auth., Orange Regional Medical Center Obligated Group Rev. Bonds, Series 2008, 6.25% 2037	1,000	1,109	.82
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2015	720	781	.58
Dormitory Auth., Rochester Institute of Technology Rev. Ref. Bonds, Series 2012, 5.00% 2038	500	580	.43
Dormitory Auth., Skidmore College Rev. Bonds, Series 2011-A, 5.50% 2041	1,420	1,663	1.23
Dormitory Auth., St. John’s University Rev. Ref. Bonds, Series 2012-A, 5.00% 2027	1,000	1,189	.88
Dormitory Auth., State Personal Income Tax Rev. Bonds (General Purpose), Series 2011-A, 5.00% 2018	1,000	1,198	.89
Energy Research and Dev. Auth., Pollution Control Rev. Ref. Bonds (Electric & Gas Corp. Project), Series 1994-C, 3.00% 2029 (put 2013)	1,000	1,005	.74
Hudson Yards Infrastructure Corp., Rev. Bonds, Fiscal 2007 Series A, 5.00% 2047	1,000	1,063
Hudson Yards Infrastructure Corp., Rev. Bonds, Fiscal 2012 Series A, 5.25% 2047	1,000	1,133	2.51
Hudson Yards Infrastructure Corp., Rev. Bonds, Fiscal 2012 Series A, 5.75% 2047	1,000	1,195
Liberty Dev. Corp., Liberty Rev. Ref. Bonds (4 World Trade Center Project), Series 2011, 5.00% 2031	1,500	1,723	1.27
Liberty Dev. Corp., Liberty Rev. Ref. Bonds (Bank of America Tower at One Bryant Park Project), Series 2010, 6.375% 2049	1,000	1,191	.88
Liberty Dev. Corp., Rev. Bonds (Goldman Sachs Headquarters Issue), Series 2005, 5.25% 2035	1,000	1,193	.88
Metropolitan Transportation Auth., Dedicated Tax Fund Bonds, Series 2004-C, AMBAC insured, 5.50% 2017	1,000	1,212
Metropolitan Transportation Auth., Dedicated Tax Fund Rev. Ref. Bonds, Series 2002-B-3D, 1.10% 2020[1]	2,000	2,000	2.37
Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2012-C, 5.00% 2027	1,000	1,195
Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2013-A, 5.00% 2038	1,000	1,141	2.60
Metropolitan Transportation Auth., Transportation Rev. Ref. Bonds, Series 2010-D, 5.00% 2017	1,000	1,181
Mortgage Agcy., Mortgage Rev. Bonds, Series 46, 5.00% 2029	450	478
Mortgage Agcy., Mortgage Rev. Ref. Bonds, Series 45, 4.50% 2029	890	947	1.05
Port Auth., Consolidated Bonds, Series 147, AMT, FGIC-National insured, 5.00% 2021	1,000	1,142
Port Auth., Consolidated Bonds, Series 166, 5.00% 2031	1,000	1,178
Port Auth., Consolidated Rev. Ref. Bonds, Series 136, AMT, National insured, 5.00% 2021	500	530	3.81
Port Auth., Consolidated Rev. Ref. Bonds, Series 167, AMT, 5.00% 2025	1,000	1,164
Port Auth., Consolidated Rev. Ref. Bonds, Series 172, AMT, 5.00% 2034	1,000	1,140

6	American Funds Tax-Exempt Fund of New York

Bonds & notes	Principal amount (000)	Value (000)	Percent of net assets
Port Auth., Special Project Bonds (JFK International Air Terminal LLC Project), Series 8, 5.00% 2020	$1,000	$1,154	.85%
Power Auth. of the State of New York, Rev. Ref. Bonds, Series 2011-A, 5.00% 2038	1,500	1,740	1.29
Thruway Auth., General Rev. Bonds, Series I, 5.00% 2042	1,000	1,128	.83
Thruway Auth., Local Highway and Bridge Service Contract Rev. Ref. Bonds, Series 2009, 5.00% 2020	1,000	1,218	.90
Thruway Auth., Second General Highway and Bridge Trust Fund Bonds, Series 2010-A, 5.00% 2015	750	825
Thruway Auth., Second General Highway and Bridge Trust Fund Rev. Ref. Bonds, Series 2008-B, 5.00% 2015	500	550	1.95
Thruway Auth., Second General Highway and Bridge Trust Fund Rev. Ref. Bonds, Series 2012-A, 5.00% 2022	1,000	1,268
Tobacco Settlement Fin. Corp., Rev. Ref. Bonds (State Contingency Contract Secured), Series 2011-B, 5.00% 2018	1,000	1,193	.88
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), General Rev. Bonds, Series 2008-A, 5.00% 2020	1,000	1,214
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), General Rev. Bonds, Series 2010-A-1, 5.00% 2019	1,000	1,236	2.73
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), Rev. Ref. Bonds, Series 2013-A, 5.00% 2022	1,000	1,242
Troy Industrial Dev. Auth., Civic Fac. Rev. Bonds (Rensselaer Polytechnic Institute Project), Series 2011-E, 5.00% 2031	1,000	1,130	.83
Urban Dev. Corp., Service Contract Rev. Ref. Bonds, Series 2010-A-2, 5.00% 2020	1,000	1,215	.90
Urban Dev. Corp., State Personal Income Tax Rev. Bonds (State Facs. and Equipment), Series 2009-B-1, 5.25% 2038	1,000	1,179	.87
		59,577	44.02
City & county issuers — 38.22%
City of Albany Capital Resource Corp., Rev. Bonds (St. Peter’s Hospital of the City of Albany Project), Series 2011, 6.25% 2038	1,000	1,203
City of Albany Industrial Dev. Agcy., Civic Fac. Rev. Ref. Bonds (St. Peter’s Hospital of the City of Albany Project), Series 2008-A, 5.25% 2027	500	558	1.30
Buffalo and Erie County Industrial Land Dev. Corp., Rev. Bonds (Buffalo State College Foundation Housing Corp. Project), Series 2011-A, 5.375% 2041	1,400	1,610	1.19
Build NYC Resource Corp., Parking Fac. Rev. Ref. Bonds (Royal Charter Properties, Inc. — New York and Presbyterian Hospital Leasehold Project), Series 2012, Assured Guaranty Municipal insured, 4.75% 2032	1,000	1,102	.81
County of Chautauqua Industrial Dev. Agcy., Exempt Fac. Rev. Bonds (NRG Dunkirk Power Project), Series 2009, 5.875% 2042	1,000	1,132	.84
Dutchess County Local Dev. Corp., Rev. Ref. Bonds (Health Quest Systems, Inc. Project), Series 2010, 5.75% 2030	500	597
Dutchess County Local Dev. Corp., Rev. Ref. Bonds (Health Quest Systems, Inc. Project), Series 2010, 5.75% 2040	1,000	1,172	1.31

American Funds Tax-Exempt Fund of New York	7

Bonds & notes	Principal amount (000)	Value (000)	Percent of net assets
City & county issuers (continued)
Erie County Industrial Dev. Agcy., School Fac. Rev. Bonds (City School Dist. of the City of Buffalo Project), Series 2011-A, 5.25% 2025	$1,000	$1,188
Erie County Industrial Dev. Agcy., School Fac. Rev. Ref. Bonds (City School Dist. of the City of Buffalo Project), Series 2012-A, 5.00% 2021	1,000	1,217	1.78%
Essex County Industrial Dev. Agcy., Solid Waste Disposal Rev. Bonds, Series 2004-A, AMT, 5.20% 2028	500	508
Essex County Industrial Dev. Agcy., Solid Waste Disposal Rev. Ref. Bonds, Series 2005-A, AMT, 5.20% 2023	750	776	.95
Town of Hempstead Local Dev. Corp., Rev. Bonds (Hofstra University Project), Series 2011, 5.00% 2027	1,300	1,488
Town of Hempstead Local Dev. Corp., Rev. Bonds (Hofstra University Project), Series 2011, 5.00% 2041	1,600	1,768	2.41
Long Island Power Auth., Electric System General Rev. Bonds, Series 2011-A, 5.00% 2038	1,000	1,119
Long Island Power Auth., Electric System General Rev. Ref. Bonds, Series 2003-B, 5.25% 2014	1,000	1,087
Long Island Power Auth., Electric System General Rev. Ref. Bonds, Series 2009-A, 5.50% 2024	1,055	1,259	3.00
Long Island Power Auth., Electric System General Rev. Ref. Bonds, Series 2009-A, 5.75% 2039	500	596
County of Monroe Industrial Dev. Agcy., School Fac. Rev. Bonds (Rochester Schools Modernization Project), Series 2012-A, 5.00% 2021	1,000	1,210	.89
Monroe County, Industrial Dev. Corp. Rev. Ref. Bonds (University of Rochester Project), Series 2011-A, 5.00% 2041	1,000	1,125	.83
Nassau County Local Econ. Assistance Corp., Rev. Ref. Bonds (Winthrop-University Hospital Association Project), Series 2012, 5.00% 2037	1,000	1,086	.80
City of New York, G.O. Bonds, Fiscal 2008 Series L-1, 5.00% 2023	1,000	1,179
City of New York, G.O. Bonds, Fiscal 2010 Series E, 5.00% 2025	1,000	1,192
City of New York, G.O. Bonds, Fiscal 2011 Series A-1, 5.00% 2019	1,000	1,226	3.50
City of New York, G.O. Bonds, Fiscal 2011 Series B, 5.00% 2019	925	1,134
New York City Housing Dev. Corp., Residential Rev. Bonds (College of Staten Island Residences), Series 2012-A, Assured Guaranty Municipal insured, 4.10% 2042	1,000	1,046	.77
New York City Industrial Dev. Agcy., Airport Facs. Rev. and Ref. Bonds (TrIPs Obligated Group), Series 2012-A, AMT, 5.00% 2028	1,000	1,068	.79
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (American Airlines, Inc. John F. Kennedy International Airport Project), Series 2005, AMT, 7.625% 2025[2]	1,000	1,151	.85
New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Ref. Bonds, Fiscal 2011 Series EE, 5.375% 2043	1,000	1,176	.87
New York City Transitional Fin. Auth., Building Aid Rev. Bonds, Fiscal 2007 Series S-2, Assured Guaranty Municipal insured, 5.00% 2017	570	662
New York City Transitional Fin. Auth., Building Aid Rev. Bonds, Fiscal 2012 Series S-1-A, 5.00% 2032	1,000	1,168	1.35

8	American Funds Tax-Exempt Fund of New York

Bonds & notes	Principal amount (000)	Value (000)	Percent of net assets
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 2011 Series C, 5.25% 2025	$1,000	$1,221
New York City Transitional Fin. Auth., Future Tax Secured Rev. Ref. Bonds, Fiscal 2010 Series D, 5.00% 2023	1,000	1,204	1.79%
New York City, Health and Hospitals Corp., Health System Rev. Ref. Bonds, Series 2010-A, 5.00% 2019	500	596
New York City, Health and Hospitals Corp., Health System Rev. Ref. Bonds, Series 2010-A, 5.00% 2021	540	639	1.34
New York City, Health and Hospitals Corp., Health System Rev. Ref. Bonds, Series 2010-A, 5.00% 2025	500	573
Trust for Cultural Resources of the City of New York, Rev. Bonds (Juilliard School), Series 2009-B, 1.35% 2036 (put 2017)	1,500	1,535	1.13
Niagara Area Dev. Corp. (New York), Solid Waste Disposal Fac. Rev. Ref. Bonds (Covanta Energy Project), Series 2012-A, AMT, 5.25% 2042	1,500	1,550	1.15
Onondaga Civic Dev. Corp., Rev. Ref. Bonds (St. Joseph’s Hospital Health Center Project), Series 2012, 5.00% 2042	500	515	.38
Orange County Funding Corp., Rev. Ref. Bonds (Mount St. Mary College Project), Series 2012-A, 5.00% 2042	500	558	.41
Suffolk County Econ. Dev. Corp., Rev. Ref. Bonds (Catholic Health Services of Long Island Obligated Group Project), Series 2011, 5.00% 2028	1,000	1,144	.85
Suffolk County Econ. Dev. Corp., Rev. Ref. Bonds (Peconic Landing at Southold, Inc. Project), Series 2010, 5.875% 2030	1,000	1,130	.83
Suffolk County Industrial Dev. Agcy., Industrial Dev. Rev. Bonds (KeySpan-Port Jefferson Energy Center, LLC Project), Series 2003-A, AMT, 5.25% 2027	1,000	1,013	.75
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed Rev. Ref. Bonds, Series 2012-B, 5.00% 2032	750	805
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed Rev. Ref. Bonds, Series 2012-B, 5.25% 2037	600	648	1.07
Tompkins County Dev. Corp., Rev. Bonds (Tompkins Cortland Community College Foundation, Inc. Project), Series 2013-A, 5.00% 2038	1,000	1,044	.77
TSASC, Inc., Tobacco Settlement Asset-Backed Rev. Ref. Bonds, Series 2006-1, 5.125% 2042	2,100	1,829	1.35
Westchester County Health Care Corp., Rev. Bonds, Series 2010-B, 6.00% 2030	1,000	1,196
Westchester County Health Care Corp., Rev. Bonds, Series 2011-A, 5.125% 2041	500	554	1.29
City of Yonkers, G.O. Bonds, Series 2011-A, 5.00% 2019	1,000	1,172	.87
		51,729	38.22

American Funds Tax-Exempt Fund of New York	9

Bonds & notes	Principal amount (000)	Value (000)	Percent of net assets
Guam — 2.87%
Government of Guam, Business Privilege Tax Bonds, Series 2011-A, 5.00% 2031	$1,200	$1,353
Government of Guam, Business Privilege Tax Bonds, Series 2012-B-1, 5.00% 2037	750	834	1.61%
Government of Guam, Hotel Occupancy Tax Rev. Ref. Bonds, Series 2011-A, 6.125% 2031	500	582	.43
Power Auth., Rev. Ref. Bonds, Series 2012-A, 5.00% 2034	1,000	1,119	.83
		3,888	2.87

Puerto Rico — 4.82%
Aqueduct and Sewer Auth., Rev. Ref. Bonds, Series 2012-A, 5.25% 2042	1,500	1,481	1.09
Industrial, Tourist, Educational, Medical and Environmental Control Facs. Fncg. Auth., Higher Education Rev. and Rev. Ref. Bonds (Inter American University of Puerto Rico Project), Series 2012, 5.00% 2031	500	538	.40
Industrial, Tourist, Educational, Medical and Environmental Control Facs. Fncg. Auth., Higher Education Rev. and Rev. Ref. Bonds (University of the Sacred Heart Project), Series 2012, 5.00% 2042	500	509	.38
Industrial, Tourist, Educational, Medical and Environmental Control Facs. Fncg. Auth., Hospital Rev. and Rev. Ref. Bonds (Hospital Auxilio Mutuo Obligated Group Project), Series 2011-A, 6.00% 2033	1,500	1,681	1.24
Sales Tax Fncg. Corp., Sales Tax Rev. Bonds, Series 2010-A, 5.50% 2042	500	534
Sales Tax Fncg. Corp., Sales Tax Rev. Ref. Bonds, Series 2007-A, National insured, 0% 2043	1,000	187
Sales Tax Fncg. Corp., Sales Tax Rev. Ref. Bonds, Series 2011-A-1, 5.00% 2043	500	522	1.71
Sales Tax Fncg. Corp., Sales Tax Rev. Ref. Bonds, Series 2011-C, 5.00% 2040	1,000	1,072
		6,524	4.82

Virgin Islands — 1.25%
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Note — Diageo Project), Series 2009-A, 6.625% 2029	500	588	.44
Public Fin. Auth., Rev. Ref. Bonds (Virgin Island Matching Fund Loan Notes), 5.00% 2032	1,000	1,100	.81
		1,688	1.25

Total bonds & notes (cost: $113,538,000)		123,406	91.18

10	American Funds Tax-Exempt Fund of New York

Short-term securities — 8.57%	Principal amount (000)	Value (000)	Percent of net assets
Dormitory Auth., Oxford University Press Rev. Bonds, Series 1993, Barclays Bank PLC LOC, 0.11% 2023[1]	$1,700	$1,700	1.26%
City of New York, G.O. Bonds, Fiscal 1994 Series A-7, 0.11% 2020[1]	1,100	1,100
City of New York, G.O. Bonds, Fiscal 1994 Series E, Subseries E-4, BNP Paribas LOC, 0.12% 2022[1]	1,400	1,400	2.73
City of New York, G.O. Bonds, Fiscal 1994 Series E-2, 0.11% 2020[1]	1,200	1,200
New York City, Transitional Fin. Auth., New York City Recovery Bonds, Fiscal Series 2003-1, Subseries 1-C, 0.13% 2022[1]	3,400	3,400	2.51
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), General Rev. Bonds, Series 2003-B-3, U.S. Bank LOC, 0.10% 2033[1]	2,800	2,800	2.07

Total short-term securities (cost: $11,600,000)		11,600	8.57

Total investment securities (cost: $125,138,000)		135,006	99.75
Other assets less liabilities		332	.25

Net assets		$135,338	100.00%

[1]	Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[2]	Scheduled interest and/or principal payment was not received.

Key to abbreviations
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
LOC = Letter of Credit
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

See Notes to Financial Statements

American Funds Tax-Exempt Fund of New York	11

Financial statements

Statement of assets and liabilities				unaudited
at January 31, 2013		(dollars in thousands)

Assets:
Investment securities, at value (cost: $125,138)				$135,006
Cash				39
Receivables for:
Sales of fund’s shares		$493
Interest		1,192		1,685
				136,730
Liabilities:
Payables for:
Repurchases of fund’s shares		1,193
Dividends on fund’s shares		120
Investment advisory services		40
Services provided by related parties		38
Trustees’ deferred compensation		—	*
Other		1		1,392
Net assets at January 31, 2013				$135,338

Net assets consist of:
Capital paid in on shares of beneficial interest				$125,334
Undistributed net investment income				17
Undistributed net realized gain				119
Net unrealized appreciation				9,868
Net assets at January 31, 2013				$135,338

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (12,390 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$109,724	10,045		$10.92
Class B	326	30		10.92
Class C	8,703	797		10.92
Class F-1	1,857	170		10.92
Class F-2	14,728	1,348		10.92

*Amount less than one thousand.

See Notes to Financial Statements

12	American Funds Tax-Exempt Fund of New York

Statement of operations			unaudited
for the six months ended January 31, 2013	(dollars in thousands)

Investment income:
Income:
Interest			$2,281
Fees and expenses*:
Investment advisory services	$237
Distribution services	96
Transfer agent services	28
Administrative services	11
Reports to shareholders	15
Registration statement and prospectus	77
Trustees’ compensation	—	†
Auditing and legal	8
Custodian	—	†
Other	2
Total fees and expenses before reimbursement	474
Less reimbursement of fees and expenses	62
Total fees and expenses after reimbursement			412
Net investment income			1,869

Net realized gain and unrealized appreciation on investments:
Net realized gain on investments			377
Net unrealized appreciation on investments			522
Net realized gain and unrealized appreciation on investments			899

Net increase in net assets resulting from operations			$2,768

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

American Funds Tax-Exempt Fund of New York	13

Statements of changes in net assets
	(dollars in thousands)

	Six months	Year ended
	ended January 31,	July 31,
	2013*	2012
Operations:
Net investment income	$1,869	$3,032
Net realized gain on investments	377	231
Net unrealized appreciation on investments	522	7,943
Net increase in net assets resulting from operations	2,768	11,206

Dividends paid or accrued to shareholders from net investment income	(1,863)	(3,027)

Net capital share transactions	5,767	52,001

Total increase in net assets	6,672	60,180

Net assets:
Beginning of period	128,666	68,486
End of period (including undistributed net investment income: $17 and $11, respectively)	$135,338	$128,666

*Unaudited.

See Notes to Financial Statements

14	American Funds Tax-Exempt Fund of New York

Notes to financial statements	unaudited

1. Organization

American Funds Tax-Exempt Fund of New York (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income exempt from regular federal, New York state and New York City income taxes. Its secondary objective is preservation of capital.

The fund has five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2). Some share classes are only available to limited categories of investors. The fund’s share classes are further described below:

	Initial sales	Contingent deferred sales
Share class	charge	charge upon redemption	Conversion feature
Class A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Classes F-1 and F-2	None	None	None

*Class B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described on the following page, as well as the valuation policies described in the next section on valuation.

American Funds Tax-Exempt Fund of New York	15

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data. For certain distressed securities, valuations may include cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts.

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

16	American Funds Tax-Exempt Fund of New York

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

American Funds Tax-Exempt Fund of New York	17

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At January 31, 2013, all of the fund’s investment securities were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Risks of investing in municipal bonds of issuers within the state of New York — Because the fund invests primarily in securities of issuers within the state of New York, the fund is more susceptible to factors adversely affecting issuers of New York securities than a comparable municipal bond mutual fund that does not concentrate in a single state. For example, such factors may include political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial or economic difficulties, and changes in the credit ratings assigned to New York’s municipal issuers. New York’s economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile. More detailed information about the risks of investing in New York municipal securities is contained in the statement of additional information.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

18	American Funds Tax-Exempt Fund of New York

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in similar municipal bonds — Investing significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects or industries may make the fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the fund’s share price may increase.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net income and net capital gains each year. The fund is not subject to income taxes to the extent taxable income and net capital gains are distributed. Generally, income earned by the fund is exempt from federal income taxes; however, the fund may earn taxable income from certain investments.

As of and during the period ended January 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2010, the year the fund commenced operations.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due

American Funds Tax-Exempt Fund of New York	19

primarily to different treatment for items such as short-term capital gains and losses; net capital losses; and amortization of discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of July 31, 2012, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed tax-exempt income	$154
Capital loss carryforward*	(258)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of January 31, 2013, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$9,956
Gross unrealized depreciation on investment securities	(71)
Net unrealized appreciation on investment securities	9,885
Cost of investment securities	125,121

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

Share class	Six months ended January 31, 2013	Year ended July 31, 2012
Class A	$1,563	$2,614
Class B	3	5
Class C	74	98
Class F-1	29	47
Class F-2	194	263
Total	$1,863	$3,027

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of

20	American Funds Tax-Exempt Fund of New York

daily net assets and decreasing to 0.18% on such assets in excess of $1 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund’s monthly gross income and 2.50% on such income in excess of $3,333,333. For the six months ended January 31, 2013, the investment advisory services fee was $237,000, which was equivalent to an annualized rate of 0.353% of average daily net assets.

CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the six months ended January 31, 2013, total fees and expenses reimbursed by CRMC were $62,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This share class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.15% is not exceeded. As of January 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class B	1.00	1.00
Class C	1.00	1.00
Class F-1	0.25	0.50

American Funds Tax-Exempt Fund of New York	21

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C and F shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C and F shares pay an annual fee of 0.05% of their respective average daily net assets.

Class-specific expenses under the agreements described above for the six months ended January 31, 2013, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services
Class A	$53	$17		$5
Class B	2	—	*	Not applicable
Class C	39	2		2
Class F-1	2	2		1
Class F-2	Not applicable	7		3
Total class-specific expenses	$96	$28		$11

* Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes the current fees (either paid in cash or deferred) and the net increase in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

22	American Funds Tax-Exempt Fund of New York

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended January 31, 2013
Class A	$18,627	1,707	$816	75		$(16,620)	(1,521)	$2,823	261
Class B	132	12	3	—	†	(81)	(7)	54	5
Class C	2,096	192	70	6		(385)	(35)	1,781	163
Class F-1	468	43	21	2		(1,047)	(95)	(558)	(50)
Class F-2	2,269	207	181	16		(783)	(72)	1,667	151
Total net increase (decrease)	$23,592	2,161	$1,091	99		$(18,916)	(1,730)	$5,767	530

Year ended July 31, 2012
Class A	$45,107	4,328	$978	93		$(9,125)	(869)	$36,960	3,552
Class B	324	31	5	1		(197)	(19)	132	13
Class C	5,355	513	90	9		(1,040)	(99)	4,405	423
Class F-1	1,471	141	31	3		(112)	(11)	1,390	133
Class F-2	11,427	1,098	234	22		(2,547)	(240)	9,114	880
Total net increase(decrease)	$63,684	6,111	$1,338	128		$(13,021)	(1,238)	$52,001	5,001

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,014,000 and $12,978,000, respectively, during the six months ended January 31, 2013.

9. Ownership concentration

At January 31, 2013, CRMC held aggregate ownership of the fund’s outstanding shares of 33%. The ownership represents the seed money invested in the fund when it began operations on November 1, 2010.

American Funds Tax-Exempt Fund of New York	23

Financial highlights

		Income from investment operations[1]
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class A:	Six months ended 1/31/2013[4,5]	$10.85	$.16	$.07	$.23	$(.16)	$10.92	2.09%	$109,724	.64%[6]		.55%[6]		2.85%[6]
	Year ended 7/31/2012	9.98	.32	.87	1.19	(.32)	10.85	12.11	106,145	.76		.63		3.06
	Period from 11/1/2010[7] to 7/31/2011[4]	10.00	.21	(.03)	.18	(.20)	9.98	1.83	62,229	.97	[6]	.67	[6]	2.82	[6]
Class B:	Six months ended 1/31/2013[4,5]	10.85	.11	.07	.18	(.11)	10.92	1.63	326	1.56	[6]	1.46	[6]	1.94	[6]
	Year ended 7/31/2012	9.98	.23	.87	1.10	(.23)	10.85	11.18	271	1.59		1.45		2.24
	Period from 11/1/2010[7] to 7/31/2011[4]	10.00	.15	(.03)	.12	(.14)	9.98	1.24	120	1.76	[6]	1.48	[6]	2.21	[6]
Class C:	Six months ended 1/31/2013[4,5]	10.85	.10	.07	.17	(.10)	10.92	1.61	8,703	1.59	[6]	1.50	[6]	1.90	[6]
	Year ended 7/31/2012	9.98	.23	.87	1.10	(.23)	10.85	11.12	6,875	1.62		1.50		2.17
	Period from 11/1/2010[7] to 7/31/2011[4]	10.00	.15	(.03)	.12	(.14)	9.98	1.26	2,103	1.75	[6]	1.55	[6]	2.27	[6]
Class F-1:	Six months ended 1/31/2013[4,5]	10.85	.14	.07	.21	(.14)	10.92	1.96	1,857	.89	[6]	.80	[6]	2.61	[6]
	Year ended 7/31/2012	9.98	.31	.87	1.18	(.31)	10.85	11.95	2,392	.86		.74		2.94
	Period from 11/1/2010[7] to 7/31/2011[4]	10.00	.20	(.03)	.17	(.19)	9.98	1.76	872	1.03	[6]	.78	[6]	2.71	[6]
Class F-2:	Six months ended 1/31/2013[4,5]	10.85	.16	.07	.23	(.16)	10.92	2.08	14,728	.66	[6]	.57	[6]	2.83	[6]
	Year ended 7/31/2012	9.98	.33	.87	1.20	(.33)	10.85	12.21	12,983	.63		.53		3.13
	Period from 11/1/2010[7] to 7/31/2011[4]	10.00	.22	(.03)	.19	(.21)	9.98	1.92	3,162	.70	[6]	.55	[6]	3.08	[6]

See Notes to Financial Statements

24	American Funds Tax-Exempt Fund of New York

	Six months ended January 31, 2013[4,5]	Year ended July 31, 2012	For the period 11/1/2010[7] to 7/31/2011[4]
Portfolio turnover rate for all share classes	11%	15%	16%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact of certain reimbursements from CRMC. During the periods shown, CRMC reimbursed other fees and expenses.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Unaudited.
[6]	Annualized.
[7]	Commencement of operations.

American Funds Tax-Exempt Fund of New York	25

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (August 1, 2012, through January 31, 2013).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, Class F-1 and F-2 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

26	American Funds Tax-Exempt Fund of New York

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	8/1/2012	1/31/2013	period*	ratio
Class A — actual return	$1,000.00	$1,020.93	$2.80	.55%
Class A — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class B — actual return	1,000.00	1,016.31	7.42	1.46
Class B — assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class C — actual return	1,000.00	1,016.08	7.62	1.50
Class C — assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class F-1 — actual return	1,000.00	1,019.60	4.07	.80
Class F-1 — assumed 5% return	1,000.00	1,021.17	4.08	.80
Class F-2 — actual return	1,000.00	1,020.83	2.90	.57
Class F-2 — assumed 5% return	1,000.00	1,022.33	2.91	.57

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Tax-Exempt Fund of New York	27

Other share class results	unaudited

Classes B, C and F

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended
December 31, 2012 (the most recent calendar quarter-end):	1 year	Life of class
Class B shares* — first sold 11/1/10
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	2.34%	4.46%
Not reflecting CDSC	7.34	6.20
Class C shares — first sold 11/1/10
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	6.28	6.17
Not reflecting CDSC	7.28	6.17
Class F-1 shares† — first sold 11/1/10
Not reflecting annual asset-based fee charged by sponsoring firm	8.07	6.92
Class F-2 shares† — first sold 11/1/10
Not reflecting annual asset-based fee charged by sponsoring firm	8.30	7.17

*	These shares are not available for purchase.
†	These shares are sold without any initial or contingent deferred sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

28	American Funds Tax-Exempt Fund of New York

Office of the fund

One Market

Steuart Tower, Suite 2000

Mailing address: P.O. Box 7650

San Francisco, CA 94120-7650

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon

One Wall Street

New York, NY 10286

Counsel

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Independent registered public accounting firm

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071-2889

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Tax-Exempt Fund of New York files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Tax-Exempt Fund of New York, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The right choice for the long term®

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	As of 12/31/12.
[2]	Based on Class A share results for periods through 12/31/12. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended 12/31/12 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives
■	Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®
■	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM
■	Equity-income funds
Capital Income Builder®
The Income Fund of America®
■	Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM
■	Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®
■	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
■	Money market fund
American Funds Money Market Fund®
■	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM
■	American Funds Target Date Retirement Series®
■	American Funds College Target Date SeriesSM

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS TAX-EXEMPT FUND OF NEW YORK

By /s/ Karl J. Zeile
Karl J. Zeile, President and Principal Executive Officer

Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Karl J. Zeile
Karl J. Zeile, President and Principal Executive Officer

Date: March 28, 2013

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: March 28, 2013